SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTIONS 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 6, 1998


                              IL INTERNATIONAL INC.
               (Exact name of registrant as specified in charter)


                         Commission File number 0-14575
                         ------------------------------

             Delaware                                      06-1331343
   ----------------------------                        -------------------
   (State or other jurisdiction                          (IRS Employer
        of incorporation)                              Identification No.)

   400 Long Beach Boulevard,
   Stratford, Connecticut                                   06497
   ----------------------------------------               ----------
   (Address of principal executive offices)               (Zip Code)

   Registrant's telephone number, including area code   (203) 378-4000
                                                        --------------

      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)


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                              IL INTERNATIONAL INC.

Item 5. Other Events.

      On March 6, 1998, IL International Inc. issued the press release attached to this current report as Exhibit 99


Item 7. Financial Statements and Exhibits.

      (c) Exhibits.


Exhibit     No. Description

  99        Press Release of IL International Inc. dated March 6, 1998


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

                              IL INTERNATIONAL INC.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             IL INTERNATIONAL INC.
                                             ---------------------
                                                 (Registrant)



Date:  March 6, 1998                         By:  /s/ Keith G. Frey
                                                 ------------------
                                                 Vice President, Finance and
                                                 Administration and Chief
                                                 Financial Officer


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